Exhibit 24
                                POWER OF ATTORNEY

         Each  of  the  undersigned   officers  and/or  directors  of  Oak  Hill
financial,  Inc., an Ohio corporation  (the "Company"),  hereby appoints John D.
Kidd and H. Grant Stephenson, as his true and lawful  attorneys-in-fact,  or any of  them,  with  power  to act  without  the  others,  as his  true  and  lawful attorney-in-fact,  in his name and on his behalf,  and in any and all capacities stated below,  to sign and to cause to be filed with the Securities and Exchange
Commission the Company's  Registration  Statement on Form S-8 (the "Registration
Statement")  to  register  under the  Securities  Act of 1933,  as  amended,  an additional 400,000 shares of Common Stock,  without par value, of the Company to be sold and distributed by the Company  pursuant to the Company's Fourth Amended and Restated 1995 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments,  including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities,  every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned  could or might do in person, hereby granting to each such  attorney-in-fact  full power of  substitution  and revocation,  and  hereby  ratifying  all that any such  attorney-in-fact  or his substitute may do by virtue hereof.

         IN WITNESS  WHEREOF,  I have hereunto set my hand this 20th day of July
2000.
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

         Signature                                                    Title

  /s/ Evan E. Davis                                     Chairman of the Board of Directors
-----------------------------------
      Evan E. Davis


  /s/ John D. Kidd                                      President, Chief Executive Officer, and
-----------------------------------                     Director (Principal Executive Officer)
      John D. Kidd



  /s/ Richard P. LeGrand                                Executive Vice President and Director
-----------------------------------
      Richard P. LeGrand


  /s/ H. Tim Bichsel                                    Secretary/Treasurer and Chief Operations Officer
-----------------------------------                     (Principal Financial and Accounting Officer)
      H. Tim Bichsel


  /s/ Ron J. Copher                                      Chief Financial Officer
-----------------------------------
      Ron J. Copher


  /s/ Barry M. Dorsey                                    Director
-----------------------------------
      Barry M. Dorsey


  /s/ C. Clayton Johnson                                 Director
-----------------------------------
      C. Clayton Johnson


  /s/ Rick A. McNelly                                    Director
-----------------------------------
      Rick A. McNelly






 /s/ Donald R. Seigneur                                  Director
-----------------------------------
     Donald R. Seigneur


 /s/ D. Bruce Knox                                       Director
-----------------------------------
     D. Bruce Knox


 /s/ H. Grant Stephenson                                 Director
-----------------------------------
     H. Grant Stephenson
